Exhibit 23.3  -  Consent of Experts


                       CONSENT OF INDEPENDENT AUDITORS



We consent to the use in this Registration Statement on Form SB-2 of our report dated November 30, 2001, relating to the financial statements of Muller Media, Inc. and to the reference to our Firm under the caption "Experts" in the Prospectus.





                                           Feldman Sherb and Co., P.C.
                                           Certified Public Accountants

New York, New York
April 15, 2002